THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.20

SECOND AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS SECOND AMENDMENT to Distributorship Agreement (“Second Amendment”) is made this 3 day of November, 2016 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) (Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.)

Whereas,

A.     The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”), and amended on or about 22 April 2015 (the “First Amendment”), pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.     The Company and Distributors now wish to further amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Second Amendment.

IT IS AGREED as follows:

1.     Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.     The Parties agree that Schedule 1 to the Distributorship Agreement as set forth in the First Amendment shall be amended by deleting Subparagraph B in its entirety and replacing it with the following:

B.     No Charge Kit Program for 2016

1.     OI agrees to provide up to [***] Kits to Distributors at no charge in 2016 for Distributors’ use in connection with Distributors promotional and discount programs (the “No Charge Kits”) so long as Distributor purchases a total of [***] Kits on or before [***] (the “2016 Sales Target”). Unless otherwise agreed by the parties, the No Charge Kits shall be delivered by OI in coordination with OI’s shipment of Kits purchased by Distributors in amounts proportionate to the purchased Kits.

2.     If the 2016 Sales Target is not met as set forth above, OI shall invoice, and Distributors shall remit payment for, the No Charge Kits at the Agreed Price of Kits.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.20

3.     Except as amended hereby, all other terms of the Distributorship Agreement shall remain in full force and effect.

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature:	/s/ Peter Wrighton-Smith

Name:	Dr. Peter Wrighton-Smith

Title:	CEO

Date:	14 October 2016

Place:	Oxford Immunotec Office, UK

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature:	/s/ Zhu Yao Yi

Name:	Mr Zhu Yao Yi

Title:	Chairman

Date:	03 November 2016

Place:	Fosun, China

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature:	/s/ Zhu Yao Yi

Name:	Mr Zhu Yao Yi

Title:	Chairman

Date:	03 November 2016

Place:	Fosun, China

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